UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 21, 2006
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-14879                22-2322400
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ          08540
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        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On April 21, 2006, Cytogen Corporation ("Cytogen") and Savient Pharmaceuticals, Inc. ("Savient") announced the execution of a distribution agreement granting Cytogen exclusive marketing rights for SOLTAMOX(TM)
(tamoxifen citrate) in the United States. SOLTAMOX, a cytostatic estrogen receptor antagonist, is the first oral liquid hormonal therapy approved in the U.S. It is indicated for the treatment of breast cancer in adjuvant and metastatic settings and to reduce the risk of breast cancer in women with ductal carcinoma in situ (DCIS) or with high risk of breast cancer.

     Under the terms of the final transaction, Cytogen paid Savient an upfront licensing fee of $2 million and will pay additional contingent sales-based milestone payments of up to a total of $4 million to Savient and its wholly owned subsidiary, Rosemont Pharmaceuticals Ltd ("Rosemont"). Savient and Rosemont will also receive royalties on net sales of SOLTAMOX

     Additionally, Cytogen has entered into a supply agreement with Rosemont for the manufacture and supply of SOLTAMOX. Cytogen expects to launch SOLTAMOX during the third quarter of 2006.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the related press release of Cytogen and Savient, dated April 24, 2006. A copy of the Exclusive Distribution Agreement and the Manufacture & Supply Agreement will be filed as exhibits to Cytogen's upcoming quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit No.      Description
      -----------      -----------

         99.1          Press Release of Cytogen and Savient dated April 24, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By:/s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   April 26, 2006

                                  EXHIBIT INDEX


      Exhibit No.      Description
      -----------      -----------

          99.1         Press Release of Cytogen and Savient dated April 24, 2006